EXHIBIT B-2

                 SALE OF NELSON COAL UNIT NO, 6
                   AND OF EXCEPTED FACILITIES

     BEFORE the undersigned Notaries Public, duly commissioned in and for _____________ County, Texas, and in and for _______________ ___________, _____________, and on the dates set forth hereinbelow and in the presence of the undersigned subscribing witnesses to each party's signature,

                  VINTON PUBLIC POWER AUTHORITY

(hereinafter called "VPPA"), a Louisiana Public Power Authority, with its principal office in Vinton, Louisiana, duly authorized pursuant to a resolution of its Board of Directors, and a certified copy of which is attached hereto, whose permanent mailing address is 1201 Horridge Street, Vinton, Louisiana, 70668, and


(hereinafter called "VENDEE", a business corporation authorized to do business in _____________, duly authorized pursuant to a resolution of its Board of Directors, a certified copy of which is attached hereto, whose permanent mailing address is ________________________________________________________,

which declared and acknowledged as follows:

     (1) VPPA together with Entergy Gulf States, Inc. (hereinafter called "Gulf States") and Sam Rayburn G & T Electric Cooperative, Inc. (hereinafter called "SRG&T"), are joint owners of the Nelson Station, Coal Unit No. 6, located in Calcasieu Parish, Louisiana, under a Joint Ownership Participation and Operating Agreement, dated June 6, 1980, as heretofore amended and as amended of even date herewith (hereinafter referred to as the "Agreement").

     (2) Gulf States and VPPA, along with SRG&T, are joint owners of certain Excepted Facilities associated with the operation of Unit No. 6 and described in Exhibit J to the Agreement as reserved from the Common Facilities. The undivided ownership interest of VPPA in such Excepted Facilities varies as set forth in the Sale of Excepted Facilities dated as of June 24, 1992, recorded in Conveyance Book 2308, Page 555, et seq., of the records of Calcasieu Parish, Louisiana.

In consideration of a payment of a sum in excess of $1,000 by Vendee to VPPA, and certain mutual agreements of the parties reflected in other documents of even date herewith, the receipt and sufficiency of which are hereby acknowledged, VPPA grants, bargains, sells and conveys and VENDEE purchases the undivided ownership interest of VPPA in Unit No. 6 and in certain Excepted Facilities as follows:

     A. All of the undivided interest of VPPA in and to the properties described on Exhibit "A", Pages 1 through 24 attached hereto, as follows:

     (1) An undivided twenty (20%) percent interest in the properties described under the title Exhibit "C" Nelson No. 6
Tracts 1, 2 and 3, Class "A";

     (2) An undivided ten (10%) percent interest in the properties described under the title Exhibit "C", entitled Tracts
4, 5, 5, 7, 8 and 9, Class "B";

     (3) An undivided six (6%) percent interest in the properties described under the title Exhibit "C", entitled Tracts
10, 11, Class "C";

     (4) An undivided eight (8%) percent interest in the properties described under the title Exhibit "C", entitled Tract
12, Class "C";

all as more fully set forth in the Joint Ownership Participation and Operating Agreement dated June 6, 1980, recorded in Conveyance Book 1693. Page 563 et seq., and the Confirmation of Ownership dated June 29, 1982, recorded in Conveyance Book 1693, Page 760, et seq., of the records of Calcasieu Parish, Louisiana.

     B. All of the undivided interests of VPPA in and to the properties described on Exhibit "B", Page B through B-IV, attached hereto, which were acquired by VPPA by Sale of Excepted Facilities dated June 24, 1992, recorded in Conveyance Book 2308, Page 555, et seq., of the records of Calcasieu Parish, Louisiana.

     The Sale of Excepted Facilities is not intended to include or convey any further ownership interest in or to any land upon which the Excepted Facilities are located other than as set forth on Exhibit "A".

     Each party signing the within instrument declares to have full legal capacity.

     VPPA transfers and conveys its interest in the above described immovable property and the Excepted Facilities with full warranty of title and subrogation to all rights and actions of warranty which it may have, but without any other warranties or representations. Specifically, VPPA makes no representation or warranty as to the value, quantity, quality, condition, salability, obsolescence, merchantability, design, engineering, construction, fitness, or suitablity for use or working order of all or any part of Nelson Coal Unit No. 6, wherever situated and in whatever state of development, manufacture, or construction. The undivided interest in the facilities is conveyed "as is" and "where is" in its present condition with the same disclaimers as are provided in Section 6.1 of the Agreement. Further, the parties acknowledge that the interest in the facilities described above are burdened with the obligations set forth in the Agreement and that said obligations constitute real rights which run with the immovable property and the Excepted Facilities and bind their respective successors in interest.

     VENDEE acknowledges that this sale is subject to the terms of the Agreement particularly the rights reserved to Gulf States as Project Manager under the Agreement, as provided for under
Section 2.6.3 of the Agreement to determine when and to what extend the Excepted Facilities may be placed in service for the operation of other unit(s), and is subject to a non-exclusive servitude as to the Excepted Facilities which permits Gulf States to use such facilities for its own benefit or to assign to or permit third parties to use them in connection with the operation of other unit(s). In this event, such other unit(s) shall share in the cost of the operation and maintenance of such facilities for so long as they are utilized pursuant to the terms of the Agreement.

     This conveyance is effective as of 12:01 A.M. on _________________ ___, _____.

     All agreements and stipulations herein, and all the obligations herein assumed, shall inure to the benefit of and be binding upon the successors and assigns of the respective parties.

     THUS DONE AND SIGNED by VPPA in the presence of me, Notary, and the following competent witnesses who have signed in my presence at Vinton, Louisiana, on this _______ day of _________________, 1998

WITNESSES:                      VINTON PUBLIC POWER AUTHRORITY




                                By:

                                     Rayood LeMaire,
                                     President

                                     NOTARY:

                                              Richard Lee Tharp


     THUS DONE AND SIGNED by the VENDEE in the presence of me, Notary, and the following competent witnesses who have signed in my presence at _______________, ____, on this __________ day of
________________, _________________.


WITNESSES:                      VENDEE




                                By:



                                NOTARY:

     EXHIBIT"C"

TRACT 1 CLASS "A"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 85degrees 55' 53" E, 2245.08 feet to
     Point of Beginning of which Gulf States Utilities Company's coordinates are N 12,452.00, E 9,533.00;

     THENCE Grid Bearing East 151.50 feet to a point of which Gulf States Utilities Company's coordinates are N 12,452.00,
     E 9,704.50;

     THENCE Grid Bearing South 154.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,298.00,
     E 9,704.50;

     THENCE Grid Bearing East 18.50 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,298.00, E
     9,723.00;

     THENCE Grid Bearing North 82.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,380.00,
     E 9,723.00;

     THENCE Grid Bearing East 21.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,380.00, E
     9,744.00;

     THENCE Grid Bearing South 270.50 feet to a point of which Gulf States Utilities Company's coordinates are N 12,109.50,
     E 9,744.00;

     THENCE Grid Bearing West 225.50 feet to a point of which Gulf States Utilities Company's coordinates are N 12,109.50,
     E 9,518.50;

     THENCE Grid Bearing North 145.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,254.50,
     E 9,518.50;

     THENCE Grid Bearing East 34.50 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,254.50,. E
     9,553.00;

     THENCE Grid Bearing North 197.50 feet to Point of Beginning and containing 1.52 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 2 CLASS "A"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 87 degrees 09' 08" E, 2,200.64 feet to point of beginning which Gulf States Utilities Company's coordinates are N 12,720.70, E 9,511.5;

     THENCE Grid Bearing East 224.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,720.70.
     E 9,735.50;

     THENCE Grid Bearing South 166.20 feet to a point of which Gulf States Utilities Company's coordinates are N 12,554.50.
     E 9,735.50;

     THENCE Grid Bearing West 224.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,554.50.
     E 9,511.5;

     THENCE Grid Bearing North 166.20 feet to Point of Beginning and containing .85 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 3 CLASS "A"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9,16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 75 degrees 08' 45" E, 2245.71 feet to
     Point of which Gulf States Utilities Company's coordinates are N 13,187.00, E 9,484.00, said point being the center of a circle with a radius of 135.00 feet and containing 1.31 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 4 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 72 degrees 24' 55.4" E, 2142.54 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 11,964.00, E 9,356.00,

     THENCE Grid Bearing East 100.00 feet to a point of which Gulf States Utilities Company's coordinates are N 11,964.00,
     E 9,456.00;

     THENCE Grid Bearing South 200.00 feet to a point of which Gulf States Utilities Company's coordinates are N 11,764.00,
     E 9,456.00;

     THENCE Grid Bearing West 100.00 feet to a point of which Gulf States Utilities Company's coordinates are N 11,764.00,
     E 9,356.00;

     THENCE Grid Bearing North 200 feet to Point of Beginning and containing .46 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 5 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 81 degrees 09' 09.9" E, 2820.98 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 12177.42, E10,101.00;

     THENCE Grid Bearing East 229.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,177.42,
     E 10,330.00;

     THENCE Grid Bearing South 147.42 feet to a point of which Gulf States Utilities Company's coordinates are N 12,030.00,
     E 10,330.00;

     THENCE Grid Bearing West 229.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,030.00,
     E 10,101.00;

     THENCE Grid Bearing North 147.42 feet to Point of Beginning and containing 0.78 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 6 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 85 degrees 30' 26.8" E, 2402.8 feet to
     Point of beginning of which Gulf States Utilities Company's coordinates are N 12,779.50, E 9,709.00;

     THENCE Grid Bearing N 45 degrees 00' 00", E 28.99 feet to a point of which Gulf States Utilities Company's coordinates are N 12,820.00, E 9,729.50;

     THENCE Grid Bearing East 29.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,820.00, E
     9,758.00;

     THENCE Grid Bearing S 45 degrees 00' 00" E, 28.99 feet to a point of which Gulf States Utilities Company's coordinates are N 12,799.50, E 9,779.00;

     THENCE Grid Bearing South 29.00 feet to Point of which Gulf
     States Utilities Company's coordinates are N 12,799.50, E
     9,779.00;

     THENCE Grid Bearing S 45 degrees 00' 00" W, 28.99 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,750.00, E 9,758.00;

     THENCE Grid Bearing West 29.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,750.00, E
     9,729.50;

     THENCE Grid Bearing N 45 degrees 00' 00" W, 28.99 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,770.50, E 9,709.00;

     THENCE Grid Bearing North 29.00 feet to a Point of Beginning and containing 0.09 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 7 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 77 degrees 49' 41.5" E, 2142.54 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 12,170.00, E 9,359.50;

     THENCE Grid Bearing East 65.50 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,170.00, E
     9,425.00;

     THENCE Grid Bearing South 170.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,000.00,
     E 9,425.00;

     THENCE Grid Bearing West 172.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,000.00,
     E 9,253.00;

     THENCE Grid Bearing North 63.5 feet to Point of which Gulf
     States Utilities Company's coordinates are N 12,063.00, E
     9,253.00;

     THENCE Grid Bearing N 45 degrees 00' 00" E, 150.61 feet to
     Point of Beginning and containing 0.54 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 8 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 78 degrees 22' 40.7" E, 2215.34 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 12,165.00, E 9,483.50;

     THENCE Grid Bearing East 35.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,165.00, E
     9,518.50;

     THENCE Grid Bearing South 25.00 feet to a point of which Gulf States Utilities Company's coordinates are N.
     12,140.00, E 9,518.50;

     THENCE Grid Bearing West 35.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,140.00, E
     9,483.50;

     THENCE Grid Bearing North 25.00 feet to Point of Beginning and containing .02 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 9 CLASS "B"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 71 degrees 30' 47.4" E, 1033.44 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 12,938.98, E 8,293.69;

     THENCE Grid Bearing N 55 degrees 21' 52.3" E, 24.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,952.62, E 8,313.44;

     THENCE Grid Bearing S 34 degrees 22' 06.3" E, 60.06 feet to a point of which Gulf States Utilities Company's coordinates are N 12,903.05, E 8,347.34;

     THENCE Grid Bearing N 55 degrees 37' 54.1 " E, 36.00 feet to which Gulf States Utilities Company's coordinates are N 12,923.37,
     E 8,377.06;

     THENCE Grid Bearing S 34 degrees 22' 05.9 " E, 300.00 feet to which Gulf States Utilities Company's coordinates are N 12,675.74,
     E 8,546.41;

     THENCE Grid Bearing S 55 degrees 37' 54.1 " W, 33.00 feet to which Gulf States Utilities Company's coordinates are N 12,657.11,
     E 8,519.17;

     THENCE Grid Bearing S 34 degrees 22' 05.9" W, 30.00 feet to which Gulf States Utilities Company's coordinates are N 12,632.35,
     E 8,536.11;

     THENCE Grid Bearing S 55 degrees 37' 54.1 " W, 8.00 feet to which Gulf States Utilities Company's coordinates are N 12,627.84,
     E 8,529.50;

     THENCE Grid Bearing S 34 degrees 22' 05.9", E, 388.69 feet to a point of which Gulf States Utilities Company's coordinates are N 12,307.00, E 8,748.92;

     THENCE Grid Bearing East 804.07 feet to a point of which Gulf States Utilities Company's coordinates are N 12,307.00,
     E 9,553.00;

     THENCE Grid Bearing South 52.50 feet to a point which Gulf
     States Utilities Company's coordinates are N 12,254.50, E
     9,553.00;

     THENCE Grid Bearing West 34.00 feet to a point which Gulf
     States Utilities Company's coordinates are N 12,254.50, E
     9,518.50;

     THENCE Grid Bearing South 1.50 feet to a point which Gulf
     States Utilities Company's coordinates are N 12,253.00, E
     9,518.50;

     THENCE Grid Bearing West 681.84 feet to a point of which Gulf States Utilities Company's coordinates are N 12,253.00,
     E 8,836.66;

     THENCE Grid Bearing South 134.20 feet to a point of which Gulf States Utilities Company's coordinates are N 12,118.80,
     E 8,836.66;

     THENCE Grid Bearing East 19.34 feet to a point of which Gulf
     States Utilities Company's coordinates are N 12,118.80, E
     8,856.00;

     THENCE Grid Bearing South 49.97 feet to a point of which Gulf States Utilities Company's coordinates are N 12,068.83,
     E 8,856.00;

     THENCE Grid Bearing West 152.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,068.83,
     E 8,704.00;

     THENCE Grid Bearing North 122.67 feet to a point of which Gulf States Utilities Company's coordinates are N 12,191.50,
     E 8,704.00;

     THENCE Grid Bearing East 53.31 feet to a point which Gulf
     States Utilities Company's coordinates are N 12,191.50, E
     8,757.31;

     THENCE Grid Bearing North 55.40 feet to a point which Gulf
     States Utilities Company's coordinates are N 12,246.90, E
     8,757.31;

     THENCE Grid Bearing N 34 degrees 22' 05.9" W, 40 feet to a point of which Gulf States Utilities Company's coordinates are N 12,297.92, E 8,734.73;

     THENCE Grid Bearing N 55 degrees 37' 54.1 " E, 0.84 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,280.40, E 8,735.43;

     THENCE Grid Bearing N 59 degrees 29' 19.5" W, 334.02 feet to a point of which Gulf States Utilities Company's coordinates are N 12,449.99, E 8,447.66;

     THENCE Grid Bearing S 30 degrees 30' 40.5" W, 19.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,433.61, E 8,438.01;

     THENCE Grid Bearing N 59 degrees 29' 19.5" W, 28.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,447.83, E 8,413.88;

     THENCE Grid Bearing N 30 degrees 30' 40.5" E, 50.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,490.91, E 8,439.27;

     THENCE Grid Bearing S 59 degrees 29' 19.5" E, 28.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,476.69, E 8,463.39;

     THENCE Grid Bearing S 30 degrees 30' 40.5", 19.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,460.32, E 8,453.75;

     THENCE Grid Bearing S 59 degrees 29' 19.5" E, 339.65 feet to a point of which Gulf States Utilities Company's coordinates N
     12,287.88, E 8,746.37;

     THENCE Grid Bearing N 55 degrees 37' 54.1" E, 0.90 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,288.39, E 8,747.11;

     THENCE Grid Bearing N 34 degrees 22' 06" W, 403.03 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,621.06, E 8,519.60;

     THENCE Grid Bearing S 55 degrees 37' 54.1 " W, 10.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,615.42, E 8,511.34;

     THENCE Grid Bearing N 34 degrees 22' 05.9" W, 30.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,640.18, E 8,494.41;

     THENCE Grid Bearing S 55 degrees 37' 54.1" W, 33.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,621.55, E 8,467.17;

     THENCE Grid Bearing N 34 degrees 22' 05.9" W, 300.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,869.18, E 8,297.82;

     THENCE Grid Bearing N 55 degrees 37' 54.1" E, 36 feet to a point which Gulf States Utilities Company's coordinates are N
     12,889.50, E 8,327.53;

     THENCE Grid Bearing N 34 degrees 22' 05.5" W, 59-94 feet to Point of Beginning and containing 2.46 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 10 CLASS "C"

     A certain tract or parcel of land containing 61.18 acres of land being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 29 degrees 17' 59.5" E, 1060.36 feet to Point of beginning of which Gulf States Utilities Company's coordinates are N 13,536.00, E7,832.50;

     THENCE Grid Bearing East 80.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 13,536.00, E
     7,912.50;

     THENCE Grid Bearing South 12.00 feet to a point of which Gulf States Utilities Company's coordinates are N 13,524.00,
     E 7,912.50;

     THENCE Grid Bearing East 24.00 feet to a point of which Gulf
     States Utilities Company's coordinates are N 13,524.00, E
     7,936.50;

     THENCE Grid Bearing South 25.69 feet to a point of which Gulf States Utilities Company's coordinates are N 13,498.30,
     E 7,936.50;

     THENCE Grid Bearing S 34 degrees 38' 07.7" E, 627.21 feet to a point of which Gulf States Utilities Company's coordinates are N 12,982.24, E 8,292.98;

     THENCE Grid Bearing N 55 degrees 21' 52.3" E, 6.00 feet to a point of which Gulf States Utilities Company's coordinates are N 12,985.65, E 8,297.92;

     THENCE Grid Bearing S 34 degrees 38' 07.7" E, 36.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,956.03, E 8,313.38;

     THENCE Grid Bearing S 55 degrees 21' 52.3" W, 36.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,935.57, E 8,288.76;

     THENCE Grid Bearing N 34 degrees 38' 07.7" W, 7.14 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,941.45, E 8,284.70;

     THENCE Grid Bearing S 55 degrees 49' 30.4" W, 189.20 feet to a point of which Gulf States Utilities Company's coordinates are N 12,835.17, E 8,128.16;

     THENCE Grid Bearing N 34 degrees 10' 29.6" W, 14.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,846.75, E 8,120.30;

     THENCE Grid Bearing N 55 degrees 49' 30.4" E, 189.20 feet to a point of which Gulf States Utilities Company's coordinates are N 12,952.97, E 8,276.74;

     THENCE Grid Bearing N 55 degrees 21' 52.3" E, 6.00 feet to a point of which Gulf States Utilities Company's coordinates are N
     12,968.60, E 8,273.23;

     THENCE Grid Bearing N 34 degrees 38' 07.7" W, 621.55 feet to a point of which Gulf States Utilities Company's coordinates are N 13,480.00, E 7,919.97;

     THENCE Grid Bearing West 87.47 feet to a point of which Gulf
     States Utilities Company's coordinates are N 13,480.00, E
     7,832.50;

     THENCE Grid Bearing North 56.00 feet to Point of Beginning and containing .56 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 11 CLASS "C"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of and purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing N 17 degrees 44' 49.1" E, 775.62 feet to
     Point of beginning of which Gulf States Utilities Company's coordinates are N 13,350.00, E 7,550.00;

     THENCE Grid Bearing East 400.00 feet to a point of which Gulf States Utilities Company's coordinates are N 13,350.00,
     E 7,950.00;

     THENCE Grid Bearing South 440.47 feet to a point of which Gulf States Utilities Company's coordinates are N 12,909.50,
     E 7,950.00;

     THENCE Grid Bearing S 35 degrees 21' 33" E, 881.29 feet to a point of which Gulf States Utilities Company's coordinates are N 12,190.81, E 8,460.00;

     THENCE Grid Bearing South 360.81 feet to a point of which Gulf States Utilities Company's coordinates are N 11,830.00,
     E 8,460.00;

     THENCE Grid Bearing West 910.00 feet to a point of which Gulf States Utilities Company's coordinates are N 11,830.00,
     E 7,550.00;

     THENCE Grid Bearing North 1,520.00 feet to Point of
     Beginning and containing 22.39 acres of land, more or less.

     NOTE:  True north and grid north are identical.

     EXHIBIT "C"
     NELSON #6

TRACT 12 CLASS "C"

     A certain tract or parcel of land containing 61.18 acres of land and being a part of Section 16 and 17, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, said 61.18 acre tract of land also being a part of that certain 1,288.12 acre tract of land purchased by Gulf States Utilities Company from Krause and Managan Lumber Company, LTD. of which deed is dated August 31, 1956, and is recorded in Conveyance Book 625, Page 277, of the Deed Records of Calcasieu Parish, Louisiana, and a part of that certain
     13.34 acre tract of land purchased by Gulf States Utilities Company from Ira B. Garrell, et al. of which deed is dated September 27, 1957, and is recorded in Conveyance Book 651, Page 81, of the Deed of Records of Calcasieu Parish, Louisiana, said 61.18 acre tract of land being described as follows:

     BEGINNING at Gulf States Utilities Company concrete monument marking the common corner between Sections 8, 9, 16 and 17, Township 9 South, Range 9 West, said concrete monument having Gulf States Utilities Company's local grid coordinate values of N 12, 611.29, E 7,313.58;

     THENCE Grid Bearing S 00 degrees 24' 31 " E, with the west line of said Section 16, 2,859.31 feet to Point of Beginning of which Gulf States Utilities Company's coordinates are N
     9,752.00, E 7,333.30;

     THENCE Grid Bearing East 2,566.70 feet to a point of which Gulf States Utilities Company's coordinates are N 9,752.00,
     E 9,900.00;

     THENCE Grid Bearing South 602.00 feet to a point of which Gulf States Utilities Company's coordinates are N 9,150.00,
     E 9,900.00;

     THENCE Grid Bearing West 942.20 feet to a point of which Gulf States Utilities Company's coordinates are N 9,150.00,
     E 8,957.80;

     THENCE Grid Bearing S 23 degrees 41' 21.5" W, 533.23 feet to a point of which Gulf States Utilities Company's coordinates are N 8,661.70, E 8,743.56;

     THENCE Grid Bearing S 89 degrees 37' 06" W, 1,406.00 feet to a concrete monument Gulf States Utilities Company's coordinates are N 8,652.33, E 7,337.59;

     THENCE Grid Bearing N 0 degrees 13' 08" W, 1,099.67 feet to a Point of Beginning and containing 52.58 acres if land, more or less.

     NOTE:  True north and grid north are identical.

     Note to Exhibit "C":

     See Exhibit B for ownership of the described Tracts 1 through 12 subject to the Joint Ownership Participation and Operating Agreement.

     An undivided twenty percent (20%) ownership interest in the facilities described below:

     1. Electrical Switchgear Building for Fly and Bottom Ash. This building will house the electrical and control equipment for the Fly and Bottom Ash Disposal System. FERC Acc. No. 311.

     2. Gasoline and Diesel Fueling Stations. Two separate fueling stations will be provided. One for diesel located near the coal and ash disposal equipment maintenance facility and one for gasoline located near the spare parts warehouse. FERC Acc. No. 311.

     3. Drainage Ditch System. This is a system of ditches which will provide for the runoff of rainwater from the facility. FERC Acc. No. 311.

     4. Roads. This is a system of roads which are provided for plant operation. FERC Acc. No. 311.

     5. Road Lighting System. This is a system which will provide lighting for the roads. FERC Acc. No. 311.

     6. Fencing and Guardhouses. This is a system of fencing and guardhouses which will provide security for the facility. FERC Acc. No. 311.

     7. Railroad Spurs. These are two spurs which connect to the existing railroad and will provide rail service to the power block and ash collecting area of Unit No. 6 and No. 5. FERC Acc. No. 311.

     8. Fire Protection System. This includes equipment such as fire pumps, pump structure, piping, valves and control system to provide fire protection for the facility. FERC Acc. Nos. 311 and 316.

     9. Chlorination System for the Cooling Tower. This system includes building and chlorination equipment to provide treatment of the cooling tower water. FERC Acc. No. 311 and 314.

     10. Gas Storage Facility. (C02H2N2) This facility consists of a dock and building to provide storage of Carbon Dioxide, Hydrogen and Nitrogen Gases. FERC Acc. No. 311.

     11. Chemical Feed System. This system of piping, valves, storage tanks and pumps will be used to add chemicals to treat the boiler condensate water. FERC Acc. No. 312.

     12. Wash Water System. This is a system of piping, valves, pumps and control system to provide water to wash down the power block areas requiring water for clean up. FERC Acc. No. 311.

     13. Oily Waste Separator System. There will be a system of oil separators to provide oil separation from waste water before discharge. FERC Acc. No. 311.

     14. Start-Up Boiler Feed Pump. This pump will be uses to fill and supply the boiler with water during start-up conditions.
     FERC Acc. No. 312.

     15. Elevator. This facility will provide elevator service to the boiler and turbine structures. FERC Acc. No. 311.

     16. Turbine Bridge Crane. This crane will service the turbine-generator and other equipment located in the TG building during periods of maintenance. FERC Acc. No. 311.

     17. Stack. This facility consists of a single concrete outer shell with a separate brick flue for Unit No. 6 and No. 5. FERC Acc. No. 312.

     18. Emergency Generator. This generator will supply power to the major control systems and other critical equipment to allow for an orderly shutdown of the plant in case of a loss of outside power.

     19. Turbine Lube Oil Storage and Reclaim System. This system consists of storage tanks piping, valves, filters, pumps, and control equipment to store and reclaim the turbine and generator lube oil. FERC Acc. No. 314.

     20. Warm Up and Ignitor Pumps. These pumps and associated equipment provide oil for the boiler warm up and ignitor service. FERC Acc. No. 312.

     21. Reserve Transformers. These transformers provide power to the unit in case of a failure of the normal station service transformer, and for start up. FERC Acc. No. 315.

     22. Battery Room. This room will house the battery for emergency DC power for the control systems and other critical equipment. FERC Acc. Nos. 311 and 315.

     23. Switchgear Rooms. These rooms will house the electrical switchgear for the facility. FERC Acc. Nos. 311 and 315.

     24. Control Room Complex. This complex consists of the main control room, computer room, cable shaft, sample room, instrument repair shop, cable spreading room, and operational office. This complex will house the equipment required for centralized control of the unit. FERC Acc. No. 311.

     25. Coal Handling Facilities. From the output of transfer tower No. 1 to Units No. 6 band No. 5. FERC Acc. No. 311.

     26.  Spare Parts.  Held only for Nelson Coal Unit No. 6 and
     Nelson coal Unit No. 5.

     27. Coal Handling System. Includes railroad, rotary dumper, conveyor system to and including transfer tower No. 1. FERC Acc. No. 312.

     28. Permanent Parking Lot. This is an area provided for parking of employee cars. FERC Acc. No. 311.

     29. Condensate Transfer Pumps. This is a system of piping, valves and pumps and control system to allow the transfer to condensate make up water from Unit No. 6 storage tank to other storage tanks. FERC Acc. No. 312

     30. Coal and Ash Disposal Equipment Maintenance Facilities. This is a facility which will house the personnel and equipment to maintain the mobile coal and ash handling equipment. The control room for the coal reclaim system is located on the top floor of this facility. FERC Acc. Nos. 311 and 312.

     31. Consolidated Shop and Office Building. This is the building which houses the supervisory, operating, and maintenance personnel. It also includes the shop equipment such as lathes, air compressor, milling machine, bank saw, drill press, and other related equipment. FERC Acc. No. 311.

     32. Spare Parts Warehouse. This facility will provide office and warehouse space for personnel and equipment. FERC Acc. No. 311.

     33. Construction Warehouse. This warehouse will be used by construction for the construction of Units 6 and 5. After construction it will become part of the permanent plant for Units 6 and 5.